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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                JANUARY 23, 2006

                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)

                 0-27662                                       NOT APPLICABLE
        (Commission File Number)                              (I.R.S. Employer
                                                             Identification No.)

   AMERICAN INTERNATIONAL BUILDING,
          29 RICHMOND ROAD
         PEMBROKE, BERMUDA                                          HM 08
(Address of principal executive offices)                          (Zip Code)

                                 (441) 298-5100
                        (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. MATERIAL DEFINITIVE AGREEMENT

     On January 20, 2006, IPC Holdings, Ltd. completed the process of entering into Special Retention Agreements with selected employees of the Company, including Messrs. Peter J. Cozens, Stephen F. Fallon and John R. Weale. In general, the Agreements reference a base salary increase effective January 1, 2006, and provide for incentives (Special Retention Bonuses) to the employees and such executive officers named above (together, the "contracted employees"), to remain employed with the Company through January 31, 2007 (the "Retention
Period"), each as set forth in the Form of Special Retention Agreement, which is attached to this Form 8-K and incorporated by reference herein. Such bonuses are calculated as a percentage of the contracted employees' base salaries (as set forth in the Schedule attached to the Form of Special Retention Agreement, with respect to the executive officers named above). In addition, during the Retention Period, contracted employees who wish to terminate their employment must provide advance notice of termination, generally 180 days. Further, the Special Retention Agreements provide definitive information with respect to contracted employees' obligations to the Company in regard to Proprietary
Information, and Competitive Activities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

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
Exhibit
Number    Description
-------   -----------
10.20     Form of Special Retention Agreement.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IPC HOLDINGS, LTD.


                                        By /s/ James Bryce
                                           -------------------------------------
                                           James P. Bryce
                                           President and
                                           Chief Executive Officer

Date: January 23, 2006

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                                                                             -4-


                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------
10.20     Form of Special Retention Agreement.